Exhibit (s)

Power of Attorney

I, Stephen H. Penman, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger and Craig Goos, as attorneys-in-fact, to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman
Name: Stephen H. Penman
Title: Director

Dated as of November 23, 2008

Power of Attorney

I, Meyer Feldberg, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger and Craig Goos, as attorneys-in-fact, to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg
Name: Meyer Feldberg
Title: Director

Dated as of November 23, 2008

Power of Attorney

I, George W. Gowen, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger and Craig Goos, as attorneys-in-fact, to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen
Name: George W. Gowen
Title: Director

Dated as of November 24, 2008

Power of Attorney

I, Virginia G. Breen, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger and Craig Goos, as attorneys-in-fact, to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen
Name: Virginia G. Breen
Title: Director

Dated as of November 21, 2008